  As filed with the Securities and Exchange Commission on February 4, 1999
                                         Registration No. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                                ---------------

                              SPRINT CORPORATION
            (Exact name of registrant as specified in its charter)

                                ---------------

              Kansas                            48-0457967
 (State or Other Jurisdiction of     (I.R.S. Employer Identification
  Incorporation or Organization)                 Number)

                           P.O. Box 11315
                      Kansas City, Missouri 64112
                           (913) 624-3000
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                Registrant's Principal Executive Offices)

                         Don A. Jensen, Esq.
                     Vice President and Secretary
                         Sprint Corporation
                           P.O. Box 11315
                      Kansas City, Missouri 64112
                           (913) 624-3326
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                        of Agent for Service)

                                WITH COPIES TO:
     Bruce N. Hawthorne, Esq.               Marc S. Rosenberg, Esq.
    E. William Bates II, Esq.               Cravath, Swaine & Moore
        King & Spalding               Worldwide Plaza, 825 Eighth Avenue
   1185 Avenue of the Americas              New York, New York 10019
     New York, New York 10036                    (212) 474-1000
         (212) 556-2100

                                ---------------

 Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement is declared effective.

 If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

 If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

 If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-64241
                                                            ----------

 If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------

                                            CALCULATION OF ADDITIONAL REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
                                           Amount to be   Proposed Maximum       Proposed Maximum
                                            Registered    Offering Price        Aggregate Offering
Title of Shares to be Registered                           Per Unit                Price(1)           Amount of Registration Fee(2)
------------------------------------------------------------------------------------------------------------------------------------
PCS Common Stock -- Series 1........  551,149 shares        $28.75              $15,845,534                     $4,406
------------------------------------------------------------------------------------------------------------------------------------

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(1)  Represents total proceeds registered pursuant to this Registration
     Statement. Does not include proceeds from Registration Statement No. 333-64241, the filing fee for which has already been paid.
                                  ------------
(2)  Calculated in accordance with Rule 457(a) under the Securities Act of 1933.

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                                      -2-

                                EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's Registration Statement on Form S-3 (Registration No. 333-64241), which was declared effective on February 4, 1999, are incorporated herein by reference.


EXHIBITS

     5.1       Opinion of Don A. Jensen

     8.2 Opinion of King & Spalding (filed as Exhibit 8.1 to Amendment No. 1 to the Sprint Corporation Registration Statement on Form S-3 (Registration No. 333-64241) and incorporated herein by reference).

     8.3 Opinion of Stinson, Mag & Fizzell (filed as Exhibit 8.3 to Amendment No. 1 to the Sprint Corporation Registration Statement on Form S-3 (Registration No. 333-64241) and incorporated herein by reference).

     8.4 Opinion of Stinson, Mag & Fizzell (filed as Exhibit 8.2 to Amendment No. 1 to the Sprint Corporation Registration Statement on Form S-4 (Registration No. 333-65173) and incorporated herein by reference).

     23.1.1    Consent of Ernst & Young LLP.

     23.1.2    Consent of Deloitte & Touche LLP.

     23.1.3    Consent of King & Spalding.

     23.1.4    Consent of Don A. Jensen (included in Exhibit 5.1).

     23.1.5    Consent of Stinson, Mag & Fizzell.

     24.1 Power of Attorney of the officers and directors of the Registrant signing this Registration Statement (filed as Exhibit 24.1 to the Sprint Corporation Registration Statement on Form S-3 (Registration No. 333-64241) and incorporated herein by reference).

                           SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 4th day of February, 1999.

                                    SPRINT CORPORATION

                                      /s/ Arthur B. Krause
                                    By________________________________
                                       Executive Vice President--Chief
                                          Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Name                            Title                   Date
                  ----                            -----                   ----

          /s/ W.T. Esrey*              Chairman of the Board and    February 4, 1999
-------------------------------------  Chief Executive Officer
            (W.T. Esrey)               (Principal Executive
                                       Officer)

          /s/ A.B. Krause*             Executive Vice President--   February 4, 1999
-------------------------------------  Chief Financial Officer
           (A.B. Krause)               (Principal Financial
                                       Officer)

          /s/ J.P. Meyer*              Senior Vice President and    February 4, 1999
-------------------------------------  Controller (Principal
          (J.P. Meyer)                 Accounting Officer)

        /s/ DuBose Ausley*             Director                     February 4, 1999
-------------------------------------
          (DuBose Ausley)

        /s/ Warren L. Batts*           Director                     February 4, 1999
-------------------------------------
        (Warren L. Batts)

        /s/ Michel Bon*                Director                     February 4, 1999
-------------------------------------
           (Michel Bon)

      /s/ I.O. Hockaday, Jr.*          Director                     February 4, 1999
-------------------------------------
    (Irvine O. Hockaday, Jr.)

        /s/ Harold S. Hook*            Director                     February 4, 1999
-------------------------------------
         (Harold S. Hook)

        /s/ Ronald T. LeMay*           Director                     February 4, 1999
-------------------------------------
        (Ronald T. LeMay)

       /s/ Linda K. Lorimer*           Director                     February 4, 1999
-------------------------------------
        (Linda Koch Lorimer)

        /s/ Charles E. Rice*           Director                     February 4, 1999
-------------------------------------
        (Charles E. Rice)

          /s/ Ron Sommer*              Director                     February 4, 1999
-------------------------------------
           (Ron Sommer)

        /s/ Stewart Turley*            Director                     February 4, 1999
-------------------------------------
         (Stewart Turley)


                                        /s/ Arthur B. Krause
                                    *By
                                       -----------------------
                                       For himself and as Attorney-
                                       in-fact